UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report October 23, 2000


                         PNC MORTGAGE ACCEPTANCE CORP.
            (Exact name of registrant as specified in its charter)


     Missouri                         333-95447               43-1681393
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification)


        210 West 10th Street, 6th Floor, Kansas City Missouri        64105
              (Address of principal executive offices)            (zip code)


        Registrant's telephone number, including area code: 816-435-5000


                             ----------------------

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re: Legality relating to the PNC Mortgage Acceptance Corp. Commercial Mortgage Pass - Through Certificates Series 2000-C2.

Exhibit 8.1 Opinion of Morrison & Hecker L.L.P. re: Tax Matters relating to the PNC Mortgage Acceptance Corp. Commercial Mortgage Pass - Through Certificates Series 2000-C2.

Exhibit 23.1    Consent of Morrison & Hecker L.L.P.   Contained in Exhibit 5.1
                and Exhibit 8.1.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PNC MORTGAGE ACCEPTANCE CORP.


                          By:    /s/ Lawrence D. Ashley
                                 -----------------------------------------------
                          Name:  Lawrence D. Ashley
                                 -----------------------------------------------
                          Title: Senior Vice President
                                 -----------------------------------------------

Date:   October 23, 2000